   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 26, 2000

                                                      REGISTRATION NO. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           ---------------------------

                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                           ---------------------------

                                 NEOPHARM, INC.
             (Exact Name of Registrant as Specified in Its Charter)

            DELAWARE                          8731                   51-0327886
  (State or Other Jurisdiction    (Primary Standard Industrial    (I.R.S. Employer
of Incorporation or Organization)  Classification Code Number)  Identification Number)

                          100 CORPORATE NORTH SUITE 215
                           BANNOCKBURN, ILLINOIS 60015
                                 (847) 295-8678

 (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                    REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                           ---------------------------

                                 JAMES M. HUSSEY
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                                 NEOPHARM, INC.
                          100 CORPORATE NORTH SUITE 215
                           BANNOCKBURN, ILLINOIS 60015
                                 (847) 295-8678

 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)
                           ---------------------------

                                   COPIES TO:

     CHRISTOPHER R. MANNING, ESQ.                     RODD M. SCHREIBER, ESQ.
BURKE, WARREN, MACKAY & SERRITELLA, P.C.   SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
    330 N. WABASH AVENUE, SUITE 2200              333 W. WACKER DRIVE, SUITE 2100
        CHICAGO, ILLINOIS 60611                       CHICAGO, ILLINOIS 60606

                           ---------------------------

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. / /

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement number for the same offering. /X/ 333-44396

     If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

     If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

     If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. / /

                         CALCULATION OF REGISTRATION FEE

================================================================================
                                  PROPOSED MAXIMUM                 AMOUNT OF
  TITLE OF EACH CLASS OF         AGGREGATE OFFERING               REGISTRATION
SECURITIES TO BE REGISTERED            PRICE(1)                        FEE
--------------------------------------------------------------------------------
Common Stock.........                 $8,165,000                      $2,156
================================================================================

(1) Estimated solely for the purpose of computing the amount of the registration fee pursuant to Rule 457(o) under the Securities Act of 1933. Includes 30,000 shares having a maximum offering price of $35.50 per share which the underwriters have the option to purchase solely to cover over-allotments, if any.
================================================================================

                                EXPLANATORY NOTE

     This registration statement is being filed by NeoPharm, Inc. pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and includes the registration statement facing page, this page, the signature page, an exhibit index, an opinion of counsel regarding the legality of the registrant's Common Stock being offered hereby and a related consent, and accountants' consents. Pursuant to Rule 462(b), the contents of the registration statement on Form S-3 (File No. 333-44396), as amended, of the registrant, including the exhibits and the power of attorney thereto, are incorporated by reference into this registration statement. This registration statement covers the registration of shares having an aggregate offering price of $8,165,000 of Common Stock of the registrant.

                                  CERTIFICATION

     The registrant hereby certifies to the Securities and Exchange Commission that (i) it has instructed its bank to pay the SEC the filing fee set forth on the cover page of this registration statement by a wire transfer of such amount to the SEC's account at Mellon Bank as soon as practicable (but no later than the close of business on September 26, 2000), (ii) it will not revoke such instructions, (iii) it has sufficient funds in the relevant account to cover the amount of such filing fee and (iv) it will confirm receipt of such instructions by its bank during the bank's regular business hours no later than September 26, 2000.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement on Form S-3 to be signed on its behalf by the undersigned, hereunto duly authorized, in the City of Bannockburn, State of Illinois, on September 26, 2000.

                              NEOPHARM, INC.


                              By:  /s/ JAMES M. HUSSEY
                                   ---------------------------------------------
                              Name:  James M. Hussey
                              Title: President and Chief Executive Officer



     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

             SIGNATURE                              TITLE                     DATE
             ---------                              -----                     ----
                    *                  Director, Chairman of the Board      September 26, 2000
---------------------------------------
        John N. Kapoor


     /s/ JAMES M. HUSSEY               Director, President, and Chief       September 26, 2000
---------------------------------------Executive Officer (Principal
         James M. Hussey               Executive Officer)



                    *                   Director                            September 26, 2000
---------------------------------------
         Sander A. Flaum


                    *                  Director                             September 26, 2000
---------------------------------------
        Erick E. Hanson


                    *                  Director                             September 26, 2000
---------------------------------------
      Matthew P. Rogan


                    *                  Director                             September 26, 2000
---------------------------------------
         Kaveh Safavi


    /s/ LAWRENCE A. KENYON             Chief Financial Officer               September 26, 2000
---------------------------------------(Principal Financial Officer
        Lawrence A. Kenyon             and Principal Accounting
                                       Officer)

----------------

* By James M. Hussey as attorney-in-fact.

                                  EXHIBIT INDEX

EXHIBIT NO.                                     DESCRIPTION
-----------                                     ------------
5.1               Opinion of Burke, Warren, MacKay & Serritella, P.C. regarding the validity of the Common Stock.

23.1              Consent of Arthur Andersen LLP

23.5              Consent of Burke, Warren, MacKay & Serritella, P.C.
                  (included in Exhibit 5.1).

24.1*             Powers of Attorney (included as part of signature page to the registration statement on Form S-3 of the registrant (file no.
                  333-44396) and incorporated by reference herein).
----------------

*  Previously filed.